UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Wallace Snyder as Director

On December 20, 2007, the Board of Directors of Valassis Communications, Inc. (the “Company”), upon recommendation by the Company’s Corporate Governance/Nominating Committee, elected Wallace Snyder as a member of the Company’s Board of Directors, effective January 2, 2008. Mr. Snyder was appointed to fill a new vacancy created by the resignation of Barry P. Hoffman, effective January 1, 2008. Mr. Snyder’s compensation for his services as a director will be consistent with that of the Company’s other independent directors, as described in the Company’s proxy statement filed with the United States Securities and Exchange Commission on April 9, 2007, under the caption “Independent Director Compensation.” A copy of the press release announcing the election is furnished herewith as Exhibit 99.1.

Mr. Snyder currently serves as the President and Chief Executive Officer of the American Advertising Federation (the “AAF”). Mr. Snyder joined the AAF in October 1985 as Senior Vice President, Government Relations, was promoted to Executive Vice President, Government Relations in June 1990 and became President and Chief Executive Officer on January 1, 1992. Mr. Snyder also serves the industry as a board member of several national organizations, including The Ad Council, The AAF Foundation, the Advertising Educational Foundation and the National Advertising Review Council, which oversees advertising self-regulation.

In accordance with the Company’s By-Laws, Mr. Snyder will serve as a director until the next annual meeting of stockholders or until his successor is elected and qualified. Mr. Snyder has not been named to serve on any of the Board’s committees at this time.

Amendment to Employment Agreement with Alan F. Schultz

On December 21, 2007, the Company and Alan F. Schultz, the Company’s Chief Executive Officer and President, entered into an amendment to his employment agreement (the “Schultz Amendment”) increasing his annual base salary to $860,000, effective January 1, 2008. All other terms and conditions of Mr. Schultz’s employment agreement remain in full force and effect.

The foregoing description of the Schultz Amendment is summary in nature, and is qualified in its entirety by reference to Mr. Schultz’s amended employment agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of December 21, 2007, between Valassis Communications, Inc. and Alan F. Schultz

99.1	Press release, dated December 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Robert L. Recchia
Date: December 27, 2007	Name: Title:	Robert L. Recchia Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated as of December 21, 2007, between Valassis Communications, Inc. and Alan F. Schultz

99.1	Press release, dated December 21, 2007